UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 2, 2007 (July 1, 2007)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR  230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

            Mr. Henry C. Wolf retired from his position as Vice Chairman and Chief Financial Officer of Norfolk Southern effective July 1, 2007.  James A. Squires, Executive Vice President Finance, has assumed the additional title of Chief Financial Officer, also effective July 1.  Norfolk Southern issued a Press Release announcing this action on July 2, 2007, attached hereto as Exhibit 99.1.

            Mr. Squires, 45, Norfolk, Virginia, has been employed by Norfolk Southern since 1992, and he served as Executive Vice President Finance since April 1, 2007, until July 1, 2007, when he became Executive Vice President Finance and Chief Financial Officer.  Prior thereto he served as Senior Vice President Financial Planning from 2006 to 2007, Senior Vice President Law from 2004 to 2006, Vice President Law from 2003 to 2004 and Senior General Counsel from 2002 to 2003.

            Norfolk Southern confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Mr. Squires and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between Mr. Squires and any other person pursuant to which he was elected to his position with Norfolk Southern, and (3) there is no transaction between Mr. Squires and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.  No material plan, contract or arrangement (whether or not written) to which Mr. Squires is a party or a participant was entered into or materially amended in connection with his assuming the duties of Chief Financial Officer, and Mr. Squires did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Item 9.01.       Financial Statements and Exhibits

 (d)        Exhibits

             The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated July 2, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Reginald J. Chaney

                                                            _________________________________

                                                            Name:  Reginald J. Chaney
                                                            Title:     Assistant Corporate Secretary

Date:    July 2, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 2, 2007.